UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 13, 2013 (May 7, 2013)

HealthWarehouse.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 748-7001

________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On May 7, 2013, a putative shareholder derivative action was filed in the Court of Chancery of the State of Delaware against HealthWarehouse.com, Inc. (the “Company”) and certain directors and an officer of the Company alleging claims for breach of fiduciary duty, entrenchment and corporate waste. The derivative complaint seeks unspecified compensatory damages and other relief. A copy of the putative shareholder derivative complaint is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into Item 8.01 by reference.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1 – Verified Complaint, dated May 7, 2013, filed by HWH Lending, LLC, derivatively on behalf of HealthWarehouse.com, Inc., with the Court of Chancery of the State of Delaware

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2013	HEALTHWAREHOUSE.COM, INC.

By: /s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer